UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period:  9/30/12

Item 1.  Reports to Stockholders.

altegris. TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

September 30, 2012

Altegris Futures Evolution Strategy Fund

A Series of Northern Lights Fund Trust

Annual Report

Class A (EVOAX)
Class C (EVOCX)
Class I (EVOIX)
Class N (EVONX)

ADVISED BY

SUB-ADVISED BY

DoubleLine Capital LP
333 South Grand Avenue
Suite 1800
Los Angeles, CA 90071

888.524.9441

www.altegris.com/mutualfunds

Altegris Futures Evolution Strategy Fund

Annual Report

November 2012

Dear Investor:

Fund Overview

The Altegris Futures Evolution Strategy Fund delivered a return since its October 31, 2011 inception through Sept. 30, 2012 of -0.84% for its A shares (EVOAX), -0.57% for its I shares (EVOIX) and -0.94% for its N shares (EVONX). The Fund launched a C share class (EVOCX) on February 16, 2012, with a return since that date of -2.84%. During the same period, the Altegris 40 Index, the MSCI World Index and the S&P 500 TR Index returned -0.69%, 7.74% and 17.37%, respectively. The Fund’s assets under management totaled $251.4 million as of Sept. 30, 2012.

The Fund seeks long-term capital appreciation by providing investors with liquid exposure to best of breed1 managers in two principal strategies–managed futures and fixed income. The Fund is designed to offer investors the potential for lowering portfolio volatility and generating strong, non-correlated returns while providing both downside protection and enhanced performance in rising markets. The Fund seeks to achieve this objective through robust asset allocation and manager selection, as well as the capabilities of the Fund’s experienced portfolio managers.

The Fund is designed to provide exposure to the potential benefits of managed futures while not tracking the broader market indices, through a concentrated investment in managed futures managers Winton Capital Management and ISAM, as well as to fixed income via DoubleLine Capital. Due to its allocation exclusively to trend following managers–and concentration to Winton within that allocation–the Fund is expected to generally have a wider dispersion to a benchmark such as the Altegris 40 Index when compared to a more diversified managed futures fund.

The global investment environment was difficult throughout the period under review, and we look forward to transitioning to an environment characterized by a greater number of sustainable market trends that create opportunities to deliver significant absolute returns.

1 Altegris defines “best of breed” as managers which in our opinion have demonstrated success in terms of sustained investment edge, effective risk management processes and established operational infrastructure.

Altegris Evolution Strategy Fund Performance Review | October 31, 2011–September 30, 2012

		Quarterly Returns
	Since Inception*	Q3 2012	Q2 2012	Q1 2012	Q4 2011
Class A	-0.84%	1.71%	-2.61%	-1.13%	1.25%
Class I	-0.57%	1.88%	-2.55%	-1.11%	1.27%
Class N	-0.94%	1.71%	-2.60%	-1.25%	1.25%
Class C	-2.84%	1.55%	-2.78%	NA	NA
BofA Merrill Lynch 3 Month T-Bill Index	0.07%	0.03%	0.02%	0.01%	0.00%
Altegris 40 Index	-0.69%	0.98%	-1.34%	-1.56%	1.26%
S&P 500 TR Index	17.37%	6.35%	-2.75%	12.59%	0.80%
MSCI World Index	7.74%	6.13%	-5.82%	10.94%	-2.85%

*The inception date of Class A, Class I and Class N is 10/31/11; the inception date of Class C is 02/16/12. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Returns for periods longer than one year are annualized. The Altegris 40 Index is a monthly index; its performance since inception is shown from 10/31/11.

** The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements is 3.56%, 4.31%, 3.31% and 3.56% of average daily net assets attributable to Class A, Class C, Class I and Class N shares.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2012, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies or Underlying Pools in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 2.25%, 3.00%, 2.00% and 2.25% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

Portfolio Allocations

There were no portfolio allocation changes made during the time period. The Fund can allocate up to 25% of its assets to managed futures strategies. Currently those investments are concentrated in the Winton Diversified Trading Program (WNTN Class) managed by Winton Capital, a London-based commodity trading advisor (CTA), and the ISAM Systematic Program (ISAM Class) managed by ISAM, a New York and London-based CTA. Both programs are trend following managed futures strategies, in which the managers utilize proprietary, quantitative trading systems to identify market trends and react to corresponding price movements–both up and down–in futures markets across all major asset classes. Allocations to WNTN Class (“WNTN”) and ISAM Class (“ISAM”) are then notionally leveraged to achieve a 100% exposure to managed futures.  At the end of the period, the Fund allocated 82% of its managed futures exposure to WNTN and 18% to ISAM.

Substantially all remaining assets of the Fund are allocated to fixed income strategies–Core Fixed Income, Low Duration and Opportunistic Income–actively managed by DoubleLine, a fixed income investment manager based in Los Angeles. As of Sept. 30, 2012, investments in fixed income securities actively managed by DoubleLine represented approximately 76% of Fund assets and were 100% allocated to the Core Fixed Income strategy. We plan to retain a 100% commitment to the Core strategy, as we believe it currently provides the best risk/return profile given today’s market environment.

Futures Allocation by Manager | As of 9/30/2012

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary, which will invest in the classes of the managed futures securities shown above as issued by an Underlying Pool. Each class corresponds to the performance of a managed account at the Underlying Pool with the aim of providing aggregate exposure to the managed futures programs selected by Altegris Advisors as if 100%𤩭% of the Fund’s net assets were invested in the programs. The Fund also holds fixed income securities, cash, and cash equivalents which are excluded from the manager allocation shown above.

Fixed Income Portfolio Allocation* | As of 9/30/2012

* Total may not equal 100% due to rounding.

Market Commentary

The period from Q4 2011 through Q3 2012 was a tumultuous one for investors. A lack of sustainable trends during the last quarter of 2011 and the first three quarters of 2012 was primarily driven by a European sovereign debt crisis that repeatedly gained intensity and then receded, only to re-emerge as seemingly more threatening. For extended stretches of time, investor sentiment was dictated in large part by the actions or inaction of regulators and politicians attempting to manage the potential break-up of the Eurozone and, on the other side of the Atlantic, an uncertain and sometimes sputtering US economic recovery.

In Q4 2011, frequent and dramatic policy interventions and an S&P downgrade of the United States disrupted normal price movements. However, amid growing optimism about a possible resolution of the European crisis, markets were greeted in Q1 2012 with a series of data releases suggesting real economic improvement in the United States. With conditions normalizing, economic fundamentals began to reassert themselves in global markets. Unfortunately, those fundamentals quickly turned negative, with disappointing data releases from the United States and China in early Q2. Conditions worsened considerably from there, as the prospects of a Greek exit from the euro inched closer to reality and the European crisis made a dangerous leap across firewalls to Spain. At that point, the inability of governments to intercede with meaningful policy responses left the market at the mercy of new recessionary fears until the final day of the quarter, when European politicians finally overcame their indecisiveness and announced what they characterized as a breakthrough agreement–sparking a broad and powerful market rally on the last day of Q2 2012.

Decisive actions by central bankers altered the course of global markets more fundamentally in the third quarter of 2012–at least temporarily. In September, US Federal Reserve Chairman Ben Bernanke and European Central Bank President Mario Draghi overturned the status quo by announcing unlimited sovereign bond purchases in Europe and open-ended quantitative easing in the United States under QE3. These strong actions put to rest many investors’ fears about a near-term tail risk and set off a broad rally in global markets. However, this sense of certainty faded in subsequent weeks as lackluster US data spurred fresh concerns about the global economy, and the European crisis threatened to flare up again with anti-austerity protests in Spain and Greece and new worries about Spanish banks. These developments caused a stall in the market rally and left observers with a question: Now that policy-makers have taken decisive action and promised ongoing support, can economic fundamentals build upon the positive momentum enough to become self-sustaining?

Fund and Manager Performance

The frequent shift from risk-off to risk-on environments was a consistent theme in financial markets over the period, with managed futures managers’ portfolios seeking to adapt to these developments. For the last two years, one could almost view the positioning of the Fund in the context of a seesaw, tilting between risk-on and risk-off market environments. As inconsistent markets have rocked back and forth, the Fund has been positioned on one side of the middle, ready to weigh down the other end of the seesaw should markets begin to exhibit meaningful follow-on trends. The impact of the erratic market environment on trend following performance has been expectedly negative, with brief periods of positive returns when markets have exhibited follow-on trends being more than offset by periods of price reversals and negative performance while managers accessed by the fund adjusted their portfolios to reflect the “new” environment.

Amid an environment of vacillating markets and a general lack of follow-on price trends, the Fund’s managed futures managers experienced losses during the period. Sector performance was largely negative across the board, with the lone bright spot coming from developed market interest rate trading. Within the currency sector (-2.64%), the environment was characterized by strong price reversals as a result of surprise policy changes and the frequent shift from risk-on to risk-off price behavior. The Fund’s long position in the Japanese yen experienced a substantial reversal in Q1; the reversal was so significant that the fund actually switched its exposure from long to short by early Q2 and experienced subsequent losses as the currency rallied. Trading in the Australian dollar was similarly difficult, with multi-week rallies frequently reversing course as sentiment vacillated between risk-on and risk-off themes.

Likewise, stock indices (-2.09%) and energies (-1.59%) were challenging areas, as managers built up long positions that profited and grew in size throughout the course of Q1 2012 but then strongly reversed in Q2 amid a rapid shift back to a risk-off environment. In response to these strong downward price movements, managers flipped their positioning to the short side and subsequently experienced losses amid the market rallies in Q3. Precious metals (-1.55%) and base metals (-1.05%) were similarly impacted by the frequent shift between risk-on and risk-off, with several sharp counter-trend rallies in the sector driving negative performance. The lone bright spots from a sector perspective were bonds (+1.37%) and interest rates (+2.28%), which benefited from coordinated global central bank easing throughout the period. Aside from a modest pickup in yields in late Q1, the strongly defined trend of falling yields and rising prices remained intact throughout the period, with the largest beneficiaries being US 10-year treasuries and short-term developed market European interest rates.

Fund Performance by Sector | Since inception through 09/30/2012 Past performance is not necessarily indicative of future results.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

The Fund’s fixed income strategy produced strongly positive returns over the period. Gains were accrued in all sectors, as performance was supported by the combination of falling interest rates and tightening credit spreads. Mortgage-backed securities (both non-agency and agency) were the leading profit attributor; agency mortgages benefited from a declining interest rate environment, low prepayment levels and government demand after the US Fed announced it would seek to purchase $40 billion of agency mortgage-backed securities a month for the foreseeable future. At the same time, non-agency mortgages generated strongly positive returns from a combination of current yield and price appreciation as the housing market showed signs of a sustainable rebound. Investment grade corporate bonds also delivered solid returns on increasing demand from investors seeking excess yield and improving balance sheets, while emerging market bonds rallied on narrowing credit spreads due to improved fundamentals and solid long-term growth prospects. Finally, the government bond sector produced gains throughout the period against the backdrop of strongly accommodative policy measures by global central banks that resulted in falling interest rates and a corresponding rally in government bond prices.

Over the 11-month period since inception, WNTN contributed -4.25% to Fund performance and ISAM contributed -2.27%. In Q4 2011 and Q1 2012, WNTN generated solid gains in the stock index and energy sectors, while losses were concentrated in the currency and precious metals sectors. ISAM’s performance over the same period was influenced by the fact that the manager utilizes a medium-term trend following strategy and seeks to capture slightly different price trend behavior than many of its peers (including WNTN). These differences came to bear in Q1 2012, as the manager experienced only limited gains during the stock index rally in the early months of the year and incurred losses from the interest rate sector in March.

Q2 was the most difficult environment during the period: amid a rapid shift to a risk-off environment early in Q2, WNTN’s long-term trend following models were unable to reverse quickly enough to profit from the newly established market downtrends, and ISAM experienced additional losses in stock indices. Both WNTN and ISAM weathered a trendless third quarter, making gains in July but experiencing modest losses in August and September. In aggregate, ISAM was negative for the quarter while WNTN was positive. After a stellar July performance, the euro reversal drove negative performance in August and September for WNTN. ISAM had a more muted July performance, and August and September losses were spread across a variety of sectors but were primarily due to existing risk-off long positions in fixed income futures.

The Fund’s fixed income sub-adviser DoubleLine contributed +5.68% during the period, which nearly offset the negative performance of the Fund’s managed futures strategy–thus highlighting the incremental return potential of an actively managed fixed income portfolio. Q4 2011 and Q1 2012 performance was driven by gains in mortgage-backed securities, primarily in the non-agency sector. In Q2, DoubleLine exceeded expectations during a quarter heavily influenced by risk-on/risk-off biases, and the sub-adviser’s allocation to mortgages, investment grade corporate bonds and government bonds drove positive returns. In Q3, the DoubleLine performed positively across all fixed income sectors traded and during every month of the quarter. Mortgages were again the strongest performing sector and were buoyed by the late-quarter announcement of QE3. Investment grade corporate credit positions were also winners in Q3.

Fund Performance by Manager | Since inception through 09/30/2012 Past performance is not necessarily indicative of future results.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Given the challenging conditions for managed futures strategies, we believe the Fund’s performance was satisfactory during the period. We think of the Fund’s performance in terms of how one might use a seatbelt. The Fund has been conservatively positioned and has therefore preserved capital, while at the same time being at the ready to capitalize on potential new trends. Amid a difficult environment for managed futures strategies, we are particularly pleased with the positive contribution from the Fund’s active fixed income portfolio managed by DoubleLine–reinforcing the premise behind the Fund’s strategy of investing available cash in a top-tier fixed income manager.

At period-end, the Fund again sits near the middle of the risk-on/risk-off spectrum, although modestly positioned towards positive economic outcomes. We maintain our investment conviction in the potential benefits of the portfolio, and expect the Fund to continue to deliver the potential for strong risk-adjusted performance with a low correlation to the broader markets.

Outlook

At period-end, the US and European policy actions instituted in Q3 had not yet impacted economic fundamentals, and the longer-term success of these ongoing programs remains an open question. Looking to the not-so-distant future, investors see considerable risk associated with the US “fiscal cliff.” As the fiscal year for the Fund came to a close, one thing seems certain: regardless of the long-term effectiveness of policy interventions, central bankers have not eliminated the short-term uncertainty that has gripped global markets throughout this year. As a result, we remain firm in our conviction that flexible, opportunistic alternative investment strategies such as managed futures that have demonstrated the ability to generate alpha and limit downside risk amid uncertain markets can serve as a valuable component of investors’ portfolios.

We thank you for investing in the Altegris Futures Evolution Strategy Fund, and look forward to enhancing our partnership with you.

Sincerely,

Allen Cheng

Matt Osborne

Chief Investment Officer

Executive Vice President

Co-Portfolio Manager

Co-Portfolio Manager

INDEX DEFINITIONS

BofA Merrill Lynch 3 month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The Altegris 40 Index® tracks the performance of the 40 leading managed futures programs, by ending monthly equity (assets) for the previous month, as reported to Altegris Investments, Inc. The Altegris 40 Index represents the dollar-weighted average performance of those 40 programs. The Index started in July 2000; data is available back to 1990.

The S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

MSCI World Index is a free float-adjusted market capitalization weighted index that measures equity market performance of 24 developed market country indices.

1884-NLD-11/19/2012

Altegris Futures Evolution Strategy Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2012

The fund's performance figures* for the period ending September 30, 2012, compared to its benchmarks:

Since Inception
October 31, 2011
Altegris Futures Evolution Strategy Fund - Class A	(0.84)%
Altegris Futures Evolution Strategy Fund - Class A with load **	(6.54)%
Altegris Futures Evolution Strategy Fund - Class C ***	(2.84)%
Altegris Futures Evolution Strategy Fund - Class I	(0.57)%
Altegris Futures Evolution Strategy Fund - Class N	(0.94)%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ****	0.07%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-877-772-5838

** Class A with load total return is calculated using the maximum sales charge of 5.75%.
*** Inception date is February 16, 2012 for Class C shares.
**** Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.
Comparison of the Change in Value of a $10,000 Investment | October 31, 2012– September 30, 2012 Past performance is not necessarily indicative of future results.

***** Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by Industry	% of Net Assets
Mortgage Securities	32.9%
Government	12.7%
Financial	6.1%
Consumer, Non-cyclical	3.7%
Energy	3.6%
Communications	2.7%
Consumer, Cyclical	1.9%
Basic Materials	1.7%
Asset Backed Securities	1.5%
Industrial	1.4%
Utilities	1.2%
Technology	0.5%
Diversified	0.1%
Building Materials	0.0%
Other, Cash & Cash Equivalents	30.0%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund's holdings.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2012
Principal Amount			Yield	Maturity	Market Value
	BONDS & NOTES - 70.1%
	ADVERTISING - 0.2%
$ 370,000	Omnicom Group, Inc.		4.4500%	8/15/2020	$ 411,804

	AEROSPACE/DEFENSE - 0.7%
75,000	Boeing Co.		5.8750	2/15/2040	104,279
188,000	Boeing Co.		6.8750	3/15/2039	291,332
350,000	Embraer Overseas Ltd.		6.3750	1/24/2017	395,500
150,000	Embraer Overseas Ltd.		6.3750	1/15/2020	171,750
600,000	Penerbangan Malaysia Bhd		5.6250	3/15/2016	678,322
200,000	United Technologies Corp.		3.1000	6/1/2022	213,125
					1,854,308
	AGRICULTURE - 0.4%
950,000	Altria Group, Inc.		2.8500	8/9/2022	947,793

	AIRLINES - 0.2%
245,000	Southwest Airlines Co.		5.2500	10/1/2014	263,036
271,000	Southwest Airlines Co.		5.7500	12/15/2016	309,829
					572,865
	AUTO MANUFACTURERS - 0.5%
500,000	Daimler Finance North America LLC (a)		1.8750	9/15/2014	507,746
675,000	Ford Motor Co.		7.4500	7/16/2031	838,694
					1,346,440
	BANKS - 4.1%
300,000	Alfa MTN Invest Ltd.		9.2500	6/24/2013	313,500
725,000	Australia & New Zealand Banking Group Ltd. (a)		4.8750	1/12/2021	833,445
100,000	Banco de Chile		6.2500	6/15/2016	111,437
220,000	Banco de Credito del Peru/Panama		4.7500	3/16/2016	232,518
500,000	Banco de Credito e Inversiones (a)		3.0000	9/13/2017	499,265
200,000	Banco do Brasil SA (b,c)		8.5000	Perpetual	238,760
100,000	Banco Mercantil del Norte SA		4.3750	7/19/2015	105,500
100,000	Banco Mercantil del Norte SA (c)		6.8620	10/13/2021	107,750
825,000	Bank of Montreal		1.4000	9/11/2017	827,236
650,000	BB&T Corp.		1.6000	8/15/2017	661,679
125,000	Citigroup, Inc.		6.0000	12/13/2013	132,571
250,000	Citigroup, Inc.		6.3750	8/12/2014	271,733
400,000	DBS Bank Ltd. (c)		5.0000	11/15/2019	423,542
500,000	Gazprombank OJSC Via GPB Eurobond Finance PLC		7.9330	6/28/2013	521,250
400,000	Itau Unibanco Holding SA		5.6500	3/19/2022	419,000
525,000	JPMorgan Chase & Co.		4.5000	1/24/2022	582,356
170,000	JPMorgan Chase & Co.		4.9500	3/25/2020	194,172
825,000	Korea Development Bank		4.3750	8/10/2015	893,632
400,000	OVERSEA-CHINESE BANKING (c)		4.2500	11/18/2019	416,881
163,000	PNC Funding Corp.		4.3750	8/11/2020	185,957
343,000	PNC Funding Corp.		6.7000	6/10/2019	436,339
200,000	Russian Agricultural Bank OJSC Via RSHB Capital SA		7.1250	1/14/2014	211,620
450,000	United Overseas Bank Ltd. (c)		5.3750	9/3/2019	476,750
300,000	VTB Bank OJSC Via VTB Capital SA		6.8750	5/29/2018	322,890
800,000	Wells Fargo & Co.		4.6000	4/1/2021	924,081
					10,343,864
	BEVERAGES - 0.4%
375,000	Coca-Cola Co.		1.8000	9/1/2016	390,709
50,000	Corp Lindley SA (a)		6.7500	11/23/2021	56,125
429,000	Diageo Capital PLC		1.5000	5/11/2017	436,409
					883,243
	BIOTECHNOLOGY - 0.4%
450,000	Biogen Idec, Inc.		6.8750	3/1/2018	553,607
400,000	Celgene Corp.		3.2500	8/15/2022	403,798
					957,405

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012
Principal Amount			Yield	Maturity	Market Value
	BUILDING MATERIALS - 0.0%
$ 100,000	Cemex Finance LLC		9.5000%	12/14/2016	$ 103,625

	CHEMICALS - 0.5%
375,000	Eastman Chemical Co.		2.4000	6/1/2017	391,653
350,000	Ecolab Inc.		2.3750	12/8/2014	362,973
400,000	Mexichem SAB de CV (a)		4.8750	9/19/2022	406,000
					1,160,626

	COLLATERALIZED DEBT OBLIGATION
	MEDIA - 0.0%
61,261	Crest Ltd. 2003-2A A1 - ABS (a,b,c)		0.8423	12/28/2018	57,279

	COLLATERALIZED MORTAGE OBLIGATIONS
	U.S. GOVERNMENT AGENCY - 5.2%
1,161,508	Fannie Mae REMICS 2009-41 ZA (d)		4.5000	6/25/2039	1,249,539
1,703,571	Fannie Mae REMICS 2009-98 DZ (d)		4.5000	12/25/2039	1,851,109
553,172	Fannie Mae REMICS 2010-76 ZK (d)		4.5000	7/25/2040	622,915
131,737	Fannie Mae REMICS 2011-11 SA (c,d)		6.3469	3/25/2031	133,089
418,720	Fannie Mae REMICS 2011-111 EZ (d)		5.0000	11/25/2041	502,364
245,539	Fannie Mae REMICS 2011-18 UZ (d)		4.0000	3/25/2041	263,929
557,000	Fannie Mae REMICS 2011-74 KL (d)		5.0000	6/25/2040	654,225
786,688	Freddie Mac REMICS 2663 ZP (d)		5.0000	8/15/2033	899,177
294,421	Freddie Mac REMICS 2909 Z (d)		5.0000	12/15/2034	330,095
1,000,000	Freddie Mac REMICS 3738 BP (d)		4.0000	12/15/2038	1,092,674
1,310,773	Freddie Mac REMICS 3818 JA (d)		4.5000	1/15/2040	1,357,986
514,776	Freddie Mac REMICS 3957 DZ (d)		3.5000	11/15/2041	533,870
328,762	Freddie Mac REMICS 3957 HZ (d)		4.0000	11/15/2041	337,716
2,991,893	Freddie Mac Strips 269 30 (a,d)		3.0000	8/15/2042	3,131,993
					12,960,681
	COLLATERALIZED MORTAGE OBLIGATIONS
	WHOLE LOAN COLLATERAL - 11.5%
505,000	Adjustable Rate Mortgage Trust 2005-2 6M2 (c)		1.1965	6/25/2035	229,265
1,625,000	American General Mortgage Loan Trust 2010-1A A3 (a,c)		5.6500	3/25/2058	1,692,340
1,334,466	Banc of America Funding Corp. 2012-R4 A (a,c)		0.4905	3/4/2039	1,264,406
661,989	Bear Stearns Asset Backed Securities Trust 2004-AC2 2A		5.0000	5/25/2034	666,224
390,748	Citicorp Mortgage Securities, Inc. 2007-2 3A1		5.5000	2/25/2037	359,722
805,397	Citimortgage Alternative Loan Trust 2007-A4 1A13		5.7500	4/25/2037	620,917
2,202,913	Countrywide Alternative Loan Trust 2005-J8 1A5		5.5000	7/25/2035	2,066,722
631,734	Countrywide Alternative Loan Trust 2007-22 2A16		6.5000	9/25/2037	476,408
150,441	Countrywide Home Loan Mortgage Pass Through Trust 2004-9 A1		5.0000	6/25/2034	150,924
1,880,040	Countrywide Home Loan Mortgage Pass Through Trust 2007-5 A51		5.7500	5/25/2037	1,666,486
537,649	Credit Suisse First Boston Mortgage Securities Corp. 2005-8 1A3		5.2500	9/25/2035	492,497
645,152	CSMC Mortgage-Backed Trust 2006-9 2A1		5.5000	11/25/2036	580,401
1,290,917	CSMC Mortgage-Backed Trust 2007-1 5A14		6.0000	2/25/2037	1,154,932
352,404	CSMC Series 2009-13R 2A1 (a)		6.0000	1/26/2037	363,607
999,275	CSMC Series 2010-4R 3A17 (a,c)		8.7568	6/26/2037	733,101
666,534	Deutsche Mortgage Securities, Inc. 2005-WF1 1A2 (a,c)		5.2427	6/26/2035	675,374
515,563	First Horizon Alternative Mortgage Securities 2005-AA4 1A1 (c)		2.5980	5/25/2035	398,651
3,055,169	GSR Mortgage Loan Trust 2006-AR1 3A1 (c)		4.9059	1/25/2036	2,590,447
1,018,293	HomeBanc Mortgage Trust 2005-3 A1 (c)		0.4565	7/25/2035	849,400
391,419	JP Morgan Mortgage Trust 2007-S1 1A1		5.0000	3/25/2022	386,266
347,951	Jp Morgan Resecuritization Trust Series 2011-2 2A3 (a,c)		3.5000	7/26/2036	358,634
217,888	Morgan Stanley Mortgage Loan Trust 2004-1 1A1		5.0000	11/25/2018	224,212
488,152	Morgan Stanley Mortgage Loan Trust 2006-7 3A (c)		5.5870	6/25/2036	361,421
663,594	PHH Alternative Mortgage Trust 2007-2 3A1		6.0000	5/25/2037	548,712
2,304,399	Prime Mortgage Trust 2006-DR1 2A1 (a)		5.5000	5/25/2035	2,173,896
732,959	RALI Trust 2006-QS10 A9		6.5000	8/25/2036	552,294
253,066	RFMSI Trust 2003-S16 A1		4.7500	9/25/2018	260,078
617,467	RFMSI Trust 2006-S3 A7		5.5000	3/25/2036	544,408
226,957	Structured Asset Securities Corp. 2003-35 1A1 (c)		5.1710	12/25/2033	228,165
343,455	Structured Asset Securities Corp. 2004-11XS 2A2 (e)		5.4000	6/25/2034	357,367
355,258	Structured Asset Securities Corp. 2004-15 2A1		4.7500	9/25/2019	360,960
1,380,275	Wachovia Mortgage Loan Trust LLC 2005-A 2A1 (c)		2.6281	8/20/2035	1,236,253

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012
Principal Amount			Yield	Maturity	Market Value
	COLLATERALIZED MORTAGE OBLIGATIONS
	WHOLE LOAN COLLATERAL - 11.5% (continued)
$ 852,081	Wells Fargo Alternative Loan Trust 2007-PA2 1A1		6.0000%	6/25/2037	$ 761,112
402,537	Wells Fargo Mortgage Backed Securities Trust 2006-2 3A1		5.7500	3/25/2036	402,725
2,456,158	Wells Fargo Mortgage Backed Securities Trust 2006-AR2 2A5 (c)		2.6170	3/25/2036	2,225,215
419,114	Wells Fargo Mortgage Backed Securities Trust 2007-13 A6		6.0000	9/25/2037	416,105
428,484	Wells Fargo Mortgage Backed Securities Trust 2007-8 1A2		6.0000	7/25/2037	411,109
					28,840,756
	COMMERCIAL MORTGAGE BACKED SECURITIES - 3.2%
50,000	Banc of America Commercial Mortgage Trust 2006-4 AM		5.6750	7/10/2046	55,759
200,000	Banc of America Commercial Mortgage Trust 2007-2 AM (c)		5.8133	4/10/2049	214,316
100,000	Banc of America Re-Remic Trust 2012-CLRN B (a,c)		1.8400	8/15/2029	100,620
100,000	Banc of America Re-Remic Trust 2012-CLRN D (a,c)		2.9400	8/15/2029	100,620
75,000	Bear Stearns Commercial Mortgage Securities 2005-PWR8 A4		4.6740	6/11/2041	81,589
100,000	Bear Stearns Commercial Mortgage Securities 2005-T18 AJ (c)		5.0050	2/13/2042	106,815
100,000	Bear Stearns Commercial Mortgage Securities 2006-PW14 AM		5.2430	12/11/2038	109,936
75,000	Bear Stearns Commercial Mortgage Securities 2006-T24 AM (c)		5.5680	10/12/2041	84,020
275,000	Bear Stearns Commercial Mortgage Securities 2007-PW16 AM (c)		5.9061	6/11/2040	300,738
200,000	Bear Stearns Commercial Mortgage Securities 2007-PW17 AM (c)		5.9150	6/11/2050	220,404
100,000	Citigroup Commercial Mortgage Trust 2005-C3 AM (c)		4.8300	5/15/2043	106,435
50,000	Citigroup Commercial Mortgage Trust 2006-C4 AM (c)		5.9206	3/15/2049	55,630
130,000	Citigroup Commercial Mortgage Trust 2006-C5 AM		5.4620	10/15/2049	143,650
175,000	Citigroup Commercial Mortgage Trust 2007-C6 AM (c)		5.8884	12/10/2049	190,584
70,000	Citigroup Commercial Mortgage Trust 2008-C7 A4 (c)		6.2625	12/10/2049	83,599
250,000	Citigroup Commercial Mortgage Trust 2008-C7 AM (c)		6.0605	12/10/2049	275,234
1,000,000	Citigroup Commercial Mortgage Trust 2012-GC8 XA (a,c)		2.2680	9/10/2045	129,910
2,172,113	Citigroup/Deutsche Bank 2007-CD5 XP (a,c)		0.3138	11/15/2044	9,018
20,000	Citigroup/Deutsche Bank Comm. 2007-CD4 A4		5.3220	12/11/2049	22,772
22,712	Citigroup/Deutsche Bank Comm. 2007-CD4 ASB		5.2780	12/11/2049	23,921
150,000	COBALT CMBS Commercial Mortgage Trust 2007-C2 AMFX (c)		5.5260	4/15/2047	157,588
100,000	COMM 2006-C8 Mortgage Trust 2006-C8 AM		5.3470	12/10/2046	106,908
26,242	Commercial Mortgage Acceptance Corp. 1998-C2 F (a)		5.4400	9/15/2030	26,987
350,000	Commercial Mortgage Pass-Through Certificates Series 2006-C3 AM (c)		6.0000	6/15/2038	381,500
175,000	Commercial Mortgage Pass-Through Certificates Series 2006-C5 AM		5.3430	12/15/2039	181,781
50,000	Credit Suisse First Boston Mortgage Securities Corp. 1998-C2 F (a,c)		6.7500	11/15/2030	53,732
150,000	CSMC Series 2010-RR1 1B (a,c)		5.6920	4/16/2049	162,512
200,000	DBRR Trust		1.3930	9/25/2045	199,844
96,574	Extended Stay America Trust 2010-ESHA A (a)		2.9505	11/5/2027	96,894
150,000	Fontainebleau Miami Beach Trust 2012-FBLU C (a)		4.2700	5/5/2027	156,326
100,000	Fontainebleau Miami Beach Trust 2012-FBLU E (a)		5.2530	5/5/2027	103,913
50,000	GMAC Commercial Mortgage Securities Inc Series 2006-C1 AJ (c)		5.3490	11/10/2045	40,911
100,000	GS Mortgage Securities Corp II 2004-GG2 A6 (c)		5.3960	8/10/2038	107,068
100,000	GS Mortgage Securities Corp II 2006-GG6 AM (c)		5.6220	4/10/2038	107,794
75,000	GS Mortgage Securities Corp II 2006-GG8 A4		5.5600	11/10/2039	87,101
100,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2006-CB17 A4		5.4290	12/12/2043	114,768
1,783,841	JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP8 X (c)		0.7300	5/15/2045	30,418
99,999	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-C1 ASB		5.8570	2/15/2051	108,926
200,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-CB18 AM (c)		5.4660	6/12/2047	215,835
25,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4 (c)		5.9181	2/12/2049	29,361
100,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-CB19 AM (c)		5.9181	2/12/2049	104,610
250,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-CB20 AM (c)		6.0861	2/12/2051	278,046
175,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2009-RR2 GEB (a,b)		5.5430	12/17/2049	189,335
25,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2011-PLSD A2 (a)		3.3638	11/13/2044	27,063
995,853	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-C6 XA (c)		2.1991	5/15/2045	119,051
2,500,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-C8 XA (c)		2.3801	10/15/2045	341,278
996,453	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-CBX XA (c)		2.2338	6/16/2045	116,248
100,000	LB-UBS Commercial Mortgage Trust 2003-C7 D (c)		5.2087	7/15/2037	103,545
30,000	LB-UBS Commercial Mortgage Trust 2004-C2 A4		4.3670	3/15/2036	31,349
100,000	LB-UBS Commercial Mortgage Trust 2005-C3 AM		4.7940	7/15/2040	107,483
50,000	LB-UBS Commercial Mortgage Trust 2006-C7 AJ		5.4070	11/15/2038	33,952
2,564,595	LB-UBS Commercial Mortgage Trust 2006-C7 XCL (a,c)		0.3307	11/15/2038	36,040

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012
Principal Amount			Yield	Maturity	Market Value
	COMMERCIAL MORTGAGE BACKED SECURITIES - 3.2% (continued)

$ 2,137,162	LB-UBS Commercial Mortgage Trust 2006-C7 XW (a,c)		0.8415%	11/15/2038	$ 46,983
200,000	GS Mortgage Securities Trust 2007-EOP A2		1.2600	3/6/2020	199,882
150,000	Merrill Lynch Mortgage Trust 2005-CIP1 AM (c)		5.1070	7/12/2038	164,895
100,000	Merrill Lynch Mortgage Trust 2006-C1 AM (c)		5.8471	5/12/2039	110,542
998,155	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 XA (a,c)		2.0998	8/15/2045	113,677
25,000	Morgan Stanley Capital I Trust 2005-HQ7 AM (c)		5.3826	11/14/2042	27,478
200,000	Morgan Stanley Capital I Trust 2007-IQ16 AM (c)		6.3082	12/12/2049	219,346
979,578	Morgan Stanley Capital I Trust 2011-C1 XA (a,c)		1.1384	9/15/2047	33,911
100,000	Morgan Stanley Re-REMIC Trust 2010-GG10 A4A (a,c)		5.9832	8/15/2045	117,467
12,245	RREF 2012-LT1A A (a)		4.7500	2/15/2025	12,257
2,000,000	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA (a,c)		2.2095	8/10/2049	283,654
100,000	Wachovia Bank Commercial Mortgage Trust 2006-C25 A5 (c)		5.9225	5/15/2043	116,117
999,075	WFRBS Commercial Mortgage Trust 2012-C8 XA (a,c)		2.4233	8/15/2045	135,119
					7,955,065
	COMMERCIAL SERVICES - 0.2%
450,000	ADT Corp. (a)		3.5000	7/15/2022	467,502

	COMPUTERS - 0.1%
350,000	International Business Machines Corp.		1.9500	7/22/2016	365,554

	DISTRIBUTION/WHOLESALE - 0.1%
200,000	Arrow Electronics, Inc.		3.3750	11/1/2015	208,850

	DIVERSIFIED FINANCIAL SERVICES - 1.2%
875,000	American Express Credit Corp.		2.7500	9/15/2015	921,808
815,000	General Electric Capital Corp.		2.9000	1/9/2017	862,254
653,000	National Rural Utilities Cooperative Finance Corp.		10.3750	11/1/2018	966,289
300,000	PTTEP Australia International Finance Pty Ltd.		4.1520	7/19/2015	316,630
					3,066,981
	ELECTRIC - 1.2%
400,000	Abu Dhabi National Energy Co.		5.8750	12/13/2021	462,500
200,000	AES Andres Dominicana Ltd. / Itabo Dominicana Ltd. (a)		9.5000	11/12/2020	216,000
375,000	Duke Energy Corp.		3.5500	9/15/2021	397,564
200,000	EGE Haina Finance Co.		9.5000	4/26/2017	209,000
200,000	Hongkong Electric Finance Ltd.		4.2500	12/14/2020	218,863
200,000	Instituto Costarricense de Electricidad (a)		6.9500	11/10/2021	221,750
100,000	MidAmerican Energy Holdings Co.		5.9500	5/15/2037	125,327
450,000	MidAmerican Energy Holdings Co.		6.5000	9/15/2037	602,592
578,000	Southern Power Co.		4.8750	7/15/2015	633,182
					3,086,778
	ENGINEERING & CONSTRUCTION - 0.1%
150,000	Empresas ICA SAB de CV (a)		8.3750	7/24/2017	156,375
100,000	Empresas ICA SAB de CV		8.9000	2/4/2021	104,500
					260,875
	ENVIRONMENTAL CONTROL - 0.2%
475,000	Waste Management, Inc.		6.1250	11/30/2039	598,245

	FOOD - 1.3%
250,000	Corp Pesquera Inca SAC		9.0000	2/10/2017	268,750
439,000	General Mills, Inc.		3.1500	12/15/2021	456,848
280,000	Kellogg Co.		7.4500	4/1/2031	391,017
450,000	Kraft Foods, Inc.		5.3750	2/10/2020	542,865
575,000	Kroger Co.		3.4000	4/15/2022	598,880
200,000	Minerva Luxembourg SA		12.2500	2/10/2022	230,740
100,000	Raizen Fuels Finance Ltd.		9.5000	8/15/2014	112,375
400,000	Tyson Foods, Inc.		4.5000	6/15/2022	419,000
200,000	Virgolino de Oliveira Finance Ltd. (a)		11.7500	2/9/2022	198,000
					3,218,475

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012
Principal Amount			Yield	Maturity	Market Value
	FOREIGN GOVERNMENT - 0.9%
$ 600,000	Costa Rica Government International Bond		6.5480%	3/20/2014	$ 630,000
454,000	Mexico Government International Bond		5.6250	1/15/2017	530,726
300,000	Qatar Government International Bond		4.0000	1/20/2015	318,018
400,000	Qatar Government International Bond		4.5000	1/20/2022	452,000
250,000	Wakala Global Sukuk Bhd		4.6460	7/6/2021	288,731
					2,219,475
	FOREST PRODUCTS & PAPER - 0.3%
290,000	Celulosa Arauco y Constitucion SA		4.7500	1/11/2022	302,823
150,000	Inversiones CMPC SA (a)		4.5000	4/25/2022	156,572
100,000	Inversiones CMPC SA (a)		4.7500	1/19/2018	107,077
150,000	Inversiones CMPC SA		4.7500	1/19/2018	160,615
100,000	Inversiones CMPC SA		4.8750	6/18/2013	101,874
					828,961
	HEALTHCARE-PRODUCTS - 0.6%
500,000	Becton Dickinson and Co.		3.1250	11/8/2021	535,506
150,000	Becton Dickinson and Co.		3.2500	11/12/2020	161,786
425,000	Covidien International Finance SA		2.8000	6/15/2015	447,212
207,000	Covidien International Finance SA		6.0000	10/15/2017	253,637
					1,398,141
	HEALTHCARE-SERVICES - 0.3%
92,000	WellPoint, Inc.		2.3750	2/15/2017	95,144
75,000	WellPoint, Inc.		5.2500	1/15/2016	84,099
450,000	WellPoint, Inc.		5.8750	6/15/2017	535,360
					714,603
	HOLDING COMPANIES-DIVERSIFIED - 0.1%
300,000	Grupo KUO SAB De CV (b)		9.7500	10/17/2017	318,000

	HOME EQUITY - ABS - 1.5%
767,912	ACE Securities Corp. 2006-NC1 A2C (c)		0.4165	12/25/2035	754,123
110,295	Countrywide Asset-Backed Certificates 2007-10 2A1 (c)		0.2665	6/25/2047	109,730
812,161	GSAA Trust 2005-7 AF2 (c)		4.4760	5/25/2035	800,201
549,775	GSAA Trust 2007-10 A1A		6.0000	11/25/2037	425,904
1,000,000	Morgan Stanley ABS Capital I 2005-WMC3 M3 (c)		0.9215	3/25/2035	956,773
616,642	Residential Asset Sec Corp. Trust 2005-KS4 M1 (c)		0.6265	5/25/2035	592,586
					3,639,317
	INSURANCE - 0.3%
400,000	Liberty Mutual Group, Inc. (a)		6.5000	5/1/2042	433,014
100,000	MetLife, Inc.		5.7000	6/15/2035	122,877
225,000	MetLife, Inc.		6.3750	6/15/2034	293,609
					849,500
	INVESTMENT COMPANIES - 0.1%
300,000	Grupo Aval Ltd. (a)		4.7500	9/26/2022	295,500

	IRON/STEEL - 0.2%
100,000	POSCO - ADR (a)		4.2500	10/28/2020	106,410
300,000	POSCO - ADR (a)		5.2500	4/14/2021	342,297
					448,707
	LODGING - 0.2%
200,000	Prime Holdings Labuan Ltd.		5.3750	9/22/2014	210,943
375,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.		7.7500	8/15/2020	417,187
					628,130
	MEDIA - 1.0%
350,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.		5.0000	3/1/2021	392,098
200,000	Globo Comunicacao e Participacoes SA (a,c,e)		5.3070	5/11/2022	217,500
200,000	Globo Comunicacao e Participacoes SA (e)		5.3070	5/11/2022	217,500
300,000	Globo Comunicacao e Participacoes SA (e)		6.2500	Perpetual	324,000
200,000	NET Servicos de Comunicacao SA		7.5000	1/27/2020	232,250

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012
Principal Amount			Yield	Maturity	Market Value
	MEDIA - 1.0% (continued)
$ 150,000	News America, Inc.		6.6500%	11/15/2037	$ 190,341
500,000	Time Warner Cable, Inc.		4.5000	9/15/2042	498,639
425,000	Time Warner Cable, Inc.		5.0000	2/1/2020	492,733
					2,565,061
	METAL FABRICATE/HARDWARE - 0.1%
250,000	WPE International Cooperatief UA (a)		10.3750	9/30/2020	216,250

	MINING - 0.7%
425,000	Alcoa, Inc.		6.1500	8/15/2020	469,016
100,000	AngloGold Ashanti Holdings PLC		5.1250	8/1/2022	101,833
200,000	Corp Nacional del Cobre de Chile		3.8750	11/3/2021	217,352
300,000	Corp Nacional del Cobre de Chile		4.7500	10/15/2014	320,976
200,000	Freeport-McMoRan Copper & Gold, Inc.		2.1500	3/1/2017	202,257
500,000	Teck Resources Ltd.		5.4000	2/1/2043	487,877
					1,799,311
	MISCELLANEOUS MANUFACTURING - 0.2%
205,000	Illinois Tool Works, Inc.		3.3750	9/15/2021	220,377
153,000	Illinois Tool Works, Inc.		6.2500	4/1/2019	192,556
					412,933
	MULTI-NATIONAL - 0.5%
150,000	Banco Latinoamericano de Comercio Exterior SA (a)		3.7500	4/4/2017	155,625
150,000	Banco Latinoamericano de Comercio Exterior SA		3.7500	4/4/2017	155,625
825,000	Corp Andina de Fomento		3.7500	1/15/2016	864,950
					1,176,200
	OFFICE/BUSINESS EQUIPMENT - 0.2%
543,000	Xerox Corp.		4.2500	2/15/2015	576,063

	OIL & GAS - 2.9%
350,000	BP Capital Markets PLC		4.7500	3/10/2019	405,678
200,000	CNPC General Capital Ltd.		2.7500	4/19/2017	207,305
200,000	CNPC General Capital Ltd.		3.9500	4/19/2022	213,320
300,000	ConocoPhillips		6.5000	2/1/2039	431,705
675,000	Devon Energy Corp.		4.0000	7/15/2021	742,180
125,000	Devon Energy Corp.		6.3000	1/15/2019	155,191
200,000	Dolphin Energy Ltd.		5.5000	12/15/2021	231,300
160,080	Dolphin Energy Ltd.		5.8880	6/15/2019	181,691
450,000	Gazprom OAO Via Gaz Capital SA		8.1250	7/31/2014	495,963
375,000	Marathon Petroleum Corp.		5.1250	3/1/2021	432,726
100,000	Pacific Rubiales Energy Corp. (a)		7.2500	12/12/2021	117,500
300,000	Pacific Rubiales Energy Corp.		7.2500	12/12/2021	352,500
650,000	Pemex Project Funding Master Trust		6.6250	6/15/2035	815,750
150,000	Petrobras International Finance Co. - Pifco		3.8750	1/27/2016	158,672
100,000	Petroleos Mexicanos		4.8750	3/15/2015	107,644
400,000	Petroleos Mexicanos		6.6250	Perpetual	421,000
375,000	Phillips 66 (a)		5.8750	5/1/2042	445,267
398,750	Ras Laffan Liquefied Natural Gas Co. Ltd. II		5.2980	9/30/2020	448,594
200,000	Sinopec Group Overseas Development 2012 Ltd. (a)		2.7500	5/17/2017	207,378
350,000	Transocean Inc.		6.0000	3/15/2018	408,275
325,000	Valero Energy Corp.		6.1250	2/1/2020	394,759
					7,374,398
	OIL & GAS SERVICES - 0.2%
325,000	Halliburton Co.		6.1500	9/15/2019	404,986

	PHARMACEUTICALS - 0.3%
350,000	Express Scripts Holding Co. (a)		2.1000	2/12/2015	359,049
350,000	Novartis Capital Corp.		4.4000	4/24/2020	411,299
					770,348

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012
Principal Amount			Yield	Maturity	Market Value
	PIPELINES - 0.5%
$ 300,000	AK Transneft OJSC Via TransCapitalInvest Ltd.		5.6700%	3/5/2014	$ 318,150
400,000	Kinder Morgan Energy Partners LP		6.9500	1/15/2038	511,475
366,000	ONEOK Partners LP		6.1250	2/1/2041	439,611
25,000	Plains All American Pipeline LP / PAA Finance Corp.		5.1500	6/1/2042	28,437
					1,297,673
	REITS - 0.3%
395,000	Boston Properties LP		4.1250	5/15/2021	427,357
250,000	Simon Property Group LP		4.3750	3/1/2021	282,580
100,000	Simon Property Group LP		5.6500	2/1/2020	120,323
					830,260
	RETAIL - 0.6%
525,000	Target Corp.		2.9000	1/15/2022	556,285
100,000	Target Corp.		3.8750	7/15/2020	114,015
750,000	Wal-Mart Stores, Inc.		3.2500	10/25/2020	824,927
					1,495,227
	SEMICONDUCTORS - 0.2%
375,000	Intel Corp.		3.3000	10/1/2021	407,314

	TELECOMMUNICATIONS - 1.5%
450,000	AT&T, Inc.		5.3500	9/1/2040	541,624
100,000	Axiata SPV1 Labuan Ltd.		5.3750	4/28/2020	112,079
750,000	British Telecommunications PLC		5.9500	1/15/2018	898,139
100,000	Deutsche Telekom International Finance BV		8.7500	6/15/2030	149,806
375,000	France Telecom SA		2.7500	9/14/2016	393,458
200,000	Koninklijke KPN NV		8.3750	10/1/2030	267,497
525,000	Motorola Solutions Inc.		6.0000	11/15/2017	626,583
400,000	Qtel International Finance Ltd.		3.3750	10/14/2016	417,600
100,000	Telefonos de Mexico SAB de CV		5.5000	1/27/2015	109,847
200,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC		8.3750	4/30/2013	206,598
					3,723,231
	TOYS/GAMES/HOBBIES - 0.1%
325,000	Mattel, Inc.		2.5000	11/1/2016	339,620

	TRANSPORTATION - 0.1%
200,000	Transnet SOC Ltd. (a)		4.0000	7/26/2022	203,300

	U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.1%
640,328	Fannie Mae Pool 985190 (d)		6.0000	8/1/2038	711,635
395,631	Fannie Mae Pool AB3850 (d)		4.0000	11/1/2041	418,017
4,810,210	Fannie Mae Pool AB5459 (d)		4.0000	6/1/2042	5,082,395
323,442	Fannie Mae Pool AD0500 (d)		5.5000	9/1/2036	358,937
727,256	Fannie Mae Pool AI6658 (d)		4.0000	8/1/2041	768,408
870,629	Fannie Mae Pool AJ4118 (d)		4.0000	11/1/2041	919,893
828,438	Fannie Mae Pool AL1554 (d)		6.0000	1/1/2040	916,922
787,982	Fannie Mae Pool AL1690 (d)		6.0000	5/1/2041	872,145
809,854	Fannie Mae Pool AL1793 (d)		6.0000	1/1/2041	896,353
320,393	Fannie Mae Pool MA0353 (d)		4.5000	3/1/2030	349,897
96,044	Fannie Mae Pool MA0871 (d)		4.0000	10/1/2041	101,479
7,060,688	Fannie Mae Pool MA0919 (d)		3.5000	12/1/2031	7,628,065
896,748	Fannie Mae Pool MA0949 (d)		3.5000	1/1/2032	968,808
438,813	Fannie Mae Pool MA1050 (d)		4.5000	3/1/2042	465,509
936,382	Fannie Mae Pool MA1068 (d)		3.5000	5/1/2042	990,580
6,365,816	Fannie Mae Pool MA1117 (d)		3.5000	7/1/2042	6,678,423
2,384,832	Fannie Mae Pool MA1209 (d)		3.5000	10/1/2042	2,501,944
703,124	Fannie Mae Pool MA3894 (d)		4.0000	9/1/2031	765,982
793,267	Freddie Mac Gold Pool G06954 (d)		6.0000	5/1/2040	871,610
584,523	Freddie Mac Gold Pool N70081 (d)		5.5000	7/1/2038	637,547
					32,904,549

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012
Principal Amount			Yield	Maturity	Market Value
	U.S. GOVERNMENT OBLIGATIONS - 11.4%
$ 5,170,000	United States Treasury Bond		3.7500%	8/15/2041	$ 6,189,661
6,100,000	United States Treasury Note		1.7500	5/15/2022	6,187,926
5,460,000	United States Treasury Note		1.2500	4/30/2019	5,562,375
3,500,000	United States Treasury Note		2.3750	5/31/2018	3,810,898
2,840,000	United States Treasury Note		2.6250	11/15/2020	3,135,536
2,750,000	United States Treasury Note		1.8750	9/30/2017	2,918,223
790,000	United States Treasury Note		1.0000	8/31/2019	788,457
					28,593,076

	TOTAL BONDS & NOTES (Cost - $171,898,139)				176,099,148

	SHORT-TERM INVESTMENTS - 1.3%
	U.S. GOVERNMENT - 1.3%
3,200,000	United States Treasury Bill		0.0000	12/6/2012	3,199,287
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,199,287)

No of Contracts	PURCHASED PUT OPTIONS - 0.0%		Strike Price	Maturity	Market Value
17	NASDAQ 100 E-MINI		2700	Oct-12	$ 4,675
3	S&P 500		1270	Dec-12	6,375
3	S&P 500		1380	Oct-12	3,525
	TOTAL PURCHASED PUT OPTIONS (Premiums - $10,330)				14,575

	TOTAL INVESTMENTS - 71.4% (Cost - $175,107,756) (f)				$ 179,313,010
	OTHER ASSETS LESS LIABILITIES - 28.6%				71,923,914
	NET ASSETS - 100.0%				$ 251,236,924

	REIT - Real Estate Investment Trust
	REMICS - Real Estate Mortgage Investment Conduits
	STRIPS - Separate Trading of Registered Interest and Principal of Securities
(a)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt
	from registration to qualified institutional buyers. At September 30, 2012, these securities amounted to $16,179,624 or 6.43% of net assets.
(b)	The value of these securities have been determined in good faith under the policies of the Board of Trustees.
(c)	Variable rate security; the rate shown represents the rate at September 30, 2012.
(d)	Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal Home
	Loan Mortgage Corp. and Federal National Mortgage Association currently operate under a federal conservatorship.
(e)	Step-Up Bond; the interest rate shown is the rate in effect as of September 30, 2012.
(f)

Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $175,237,037 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:			$ 4,814,777
		Unrealized Depreciation:			(302,552)
		Net Unrealized Appreciation:			$ 4,512,225

SCHEDULE OF FINANCIAL FUTURES
LONG FUTURES CONTRACTS
			Notional	Notional
No. of			Value at	Value at	Unrealized
Contracts	Name	Expiration	Trade date (a)	September 30, 2012 (a)	Gain/(Loss)
	AUSTRALIA
20	90-DAY BANK BILL	13-Jun	$ 20,608,941	$ 20,617,720	$ 8,779
29	90-DAY BANK BILL	13-Mar	29,884,795	29,887,642	2,847
18	90-DAY BANK BILL	13-Sep	18,537,212	18,555,039	17,827
27	AUST 10Y BOND	12-Dec	3,510,274	3,555,600	45,326
22	AUST 3YR BOND	12-Dec	2,515,450	2,523,198	7,748
34	SPI 200 S	12-Dec	3,883,162	3,867,258	(15,904)
					66,623

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012
SCHEDULE OF FINANCIAL FUTURES (continued)
LONG FUTURES CONTRACTS
			Notional	Notional
No. of			Value at	Value at	Unrealized
Contracts	Name	Expiration	Trade date (a)	September 30, 2012 (a)	Gain/(Loss)
	CANADA
56	BANK ACCEPT	13-Mar	$ 14,037,893	$ 14,052,660	$ 14,767
44	CAN 10YR BOND	12-Dec	6,119,427	6,140,409	20,982
16	CANOLA (WCE)	12-Nov	195,511	194,433	(1,078)
15	S&P/TSX 60 IX	12-Dec	2,162,857	2,136,932	(25,925)
					8,746
	FRANCE
69	CAC40 10 EURO	12-Oct	3,116,017	2,975,251	(140,766)
1	MILL WHEAT EURO	12-Nov	13,037	17,088	4,051
					(136,715)
	GERMANY
31	DAX INDEX	12-Dec	7,337,434	7,214,251	(123,183)
1	EURO BUXL 30Y BND	12-Dec	173,764	171,269	(2,495)
335	EURO STOXX 50	12-Dec	11,033,892	10,576,385	(457,507)
223	EURO-BOBL	12-Dec	36,095,050	36,045,127	(49,923)
19	Euro-BTP	12-Dec	2,474,419	2,575,344	100,925
170	EURO-BUND	12-Dec	31,023,515	30,993,757	(29,758)
7	Euro-OAT	12-Dec	1,200,687	1,205,818	5,131
273	EURO-SCHATZ	12-Dec	38,902,831	38,871,356	(31,475)
1	SWISS FED BND	12-Dec	161,779	161,726	(53)
					(588,338)
	HONG KONG
46	HANG SENG IDX	12-Oct	6,140,503	6,191,486	50,983

	INDIA
151	SGX S&P CNX NIFTY	12-Oct	1,726,491	1,728,346	1,855

	ITALY
8	FTSE/MIB IDX	12-Dec	826,769	773,863	(52,906)

	JAPAN
62	3MO EUROYEN TFX	13-Dec	19,828,197	19,828,309	112
38	3MO EUROYEN TFX	13-Jun	12,149,804	12,151,007	1,203
10	3MO EUROYEN TFX	13-Mar	3,198,483	3,197,152	(1,331)
60	3MO EUROYEN TFX	13-Sep	19,181,615	19,187,724	6,109
32	JPN 10Y BOND(TSE)	12-Dec	59,087,737	59,185,223	97,486
21	NIKKEI 225 (OSE)	12-Dec	2,435,134	2,391,996	(43,138)
					60,441
	NETHERLANDS
7	AMSTERDAM IDX	12-Oct	604,701	583,690	(21,011)

	NEW ZEALAND
6	NEW ZEAL 3MO BILL	12-Dec	4,949,722	4,949,358	(364)
10	NEW ZEAL 3MO BILL	13-Mar	8,249,557	8,249,941	384
					20
	REPUBLIC OF KOREA
7	KOSPI2 INX	12-Dec	832,681	832,029	(652)

	SINGAPORE
50	MSCI SING IX ETS	12-Oct	2,874,385	2,867,851	(6,534)

	SOUTH AFRICA
17	FTSE/JSE TOP 40	12-Dec	662,407	649,895	(12,512)

	SWEDEN
147	OMXS30 IND	12-Oct	2,475,145	2,407,083	(68,062)

	TAIWAN
98	MSCI TAIWAN INDEX	12-Oct	2,710,250	2,698,920	(11,330)

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012
SCHEDULE OF FINANCIAL FUTURES (continued)
LONG FUTURES CONTRACTS
			Notional	Notional
No. of			Value at	Value at	Unrealized
Contracts	Name	Expiration	Trade date (a)	September 30, 2012 (a)	Gain/(Loss)
	UNITED KINGDOM
92	3MO EURO EURIBOR	12-Dec	$ 29,449,561	$ 29,521,802	$ 72,241
177	3MO EURO EURIBOR	13-Dec	56,627,483	56,740,474	112,991
18	3MO EURO EURIBOR	14-Dec	5,749,400	5,753,435	4,035
207	3MO EURO EURIBOR	13-Jun	66,228,550	66,407,417	178,867
88	3MO EURO EURIBOR	14-Jun	28,128,437	28,173,174	44,737
273	3MO EURO EURIBOR	13-Mar	87,370,181	87,602,738	232,557
138	3MO EURO EURIBOR	14-Mar	44,133,302	44,211,716	78,414
189	3MO EURO EURIBOR	13-Sep	60,479,857	60,617,668	137,811
51	3MO EURO EURIBOR	14-Sep	16,288,702	16,315,338	26,636
139	90DAY STERLING	12-Dec	27,889,874	27,946,903	57,029
155	90DAY STERLING	13-Jun	31,070,125	31,166,945	96,820
30	90DAY STERLING	14-Jun	6,019,096	6,025,037	5,941
610	90DAY STERLING	13-Mar	122,524,701	122,657,008	132,307
145	90DAY STERLING	14-Mar	29,112,786	29,135,662	22,876
145	90DAY STERLING	13-Sep	29,052,665	29,153,244	100,579
145	90DAY STERLING	13-Dec	29,054,625	29,144,453	89,828
11	BRENT CRUDE	12-Dec	1,242,270	1,227,380	(14,890)
32	BRENT CRUDE	12-Nov	3,640,220	3,596,480	(43,740)
63	COCOA - LI	12-Dec	1,672,250	1,661,208	(11,042)
1	COCOA - LI	13-Mar	27,904	26,271	(1,633)
6	COFF ROBUSTA 10tn	13-Jan	126,830	131,700	4,870
54	COFF ROBUSTA 10tn	12-Nov	1,149,090	1,178,280	29,190
74	FTSE 100 IDX	12-Dec	6,965,810	6,834,793	(131,017)
7	GAS OIL FUT (ICE)	12-Dec	680,200	676,725	(3,475)
3	GAS OIL FUT (ICE)	13-Jan	290,925	288,150	(2,775)
25	GAS OIL FUT (ICE)	12-Nov	2,436,200	2,436,250	50
8	GAS OIL FUT (ICE)	12-Oct	796,675	784,600	(12,075)
1	LME COPPER	12-Nov	203,677	205,250	1,573
1	LME LEAD	12-Nov	57,641	57,056	(585)
1	LME ZINC	12-Nov	52,474	52,187	(287)
67	LONG GILT	12-Dec	13,070,810	13,065,426	(5,384)
2	WHITE SUGAR (LIF)	12-Dec	54,985	57,450	2,465
38	WHITE SUGAR (LIF)	13-Mar	1,056,500	1,069,130	12,630
					1,217,544
	UNITED STATES
128	90DAY EURO$	12-Dec	31,852,600	31,897,600	45,000
436	90DAY EURO$	13-Dec	108,325,537	108,591,250	265,713
17	90DAY EURO$	14-Dec	4,225,287	4,226,837	1,550
464	90DAY EURO$	13-Jun	115,360,162	115,605,600	245,438
436	90DAY EURO$	14-Jun	108,381,300	108,525,850	144,550
442	90DAY EURO$	13-Mar	109,925,344	110,140,875	215,531
436	90DAY EURO$	14-Mar	108,339,550	108,569,450	229,900
736	90DAY EURO$	13-Sep	183,067,050	183,356,000	288,950
157	90DAY EURO$	14-Sep	39,030,824	39,059,637	28,813
244	A$ CURRENCY	12-Dec	25,185,050	25,139,320	(45,730)
391	BP CURRENCY	12-Dec	39,344,756	39,432,350	87,594
320	C$ CURRENCY	12-Dec	32,714,480	32,476,800	(237,680)
15	CHF CURRENCY	12-Dec	2,016,825	1,996,687	(20,138)
60	COCOA	12-Dec	1,470,510	1,509,600	39,090
11	COCOA	13-Mar	266,980	278,300	11,320
11	COFFEE 'C'	13-Mar	741,431	732,187	(9,244)
10	COPPER	12-Dec	923,100	939,500	16,400
154	CORN	12-Dec	6,097,913	5,823,125	(274,788)
94	CORN	13-Mar	3,808,450	3,569,650	(238,800)
15	COTTON NO.2	12-Dec	565,235	529,875	(35,360)
11	COTTON NO.2	13-Mar	418,885	394,240	(24,645)
42	DJIA MINI e-CBOT	12-Dec	2,830,730	2,804,550	(26,180)
12	EURO FX CURR	12-Dec	1,944,744	1,929,300	(15,444)
3	FCOJ-A	12-Nov	58,769	50,917	(7,852)
1	FED FUND 30DAY	12-Nov	416,117	416,117	-

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012
SCHEDULE OF FINANCIAL FUTURES (continued)
LONG FUTURES CONTRACTS
			Notional	Notional
No. of			Value at	Value at	Unrealized
Contracts	Name	Expiration	Trade date (a)	September 30, 2012 (a)	Gain/(Loss)
	UNITED STATES
15	GASOLINE RBOB	12-Dec	$ 1,718,098	$ 1,758,960	$ 40,862
41	GASOLINE RBOB	12-Nov	4,913,361	5,028,412	115,051
83	GOLD 100 OZ	12-Dec	14,531,410	14,723,370	191,960
6	HEATING OIL	12-Dec	784,455	792,162	7,707
22	HEATING OIL	12-Nov	2,868,928	2,919,101	50,173
161	JPN YEN CURR	12-Dec	25,847,369	25,824,400	(22,969)
12	LEAN HOGS	12-Dec	358,200	354,000	(4,200)
15	LIVE CATTLE	12-Dec	782,530	748,200	(34,330)
416	MEXICAN PESO	12-Dec	15,875,562	16,047,200	171,638
139	NASDAQ 100 E-MINI	12-Dec	7,908,746	7,761,760	(146,986)
42	NATURAL GAS	12-Nov	1,286,190	1,394,400	108,210
51	NEW ZEALAND $	12-Dec	4,128,580	4,201,890	73,310
2	OAT	12-Dec	37,587	37,050	(537)
4	PLATINUM	13-Jan	325,835	333,860	8,025
9	RED WHEAT FUT MGE	12-Dec	424,675	431,325	6,650
35	Russell 2000 Mini	12-Dec	2,993,140	2,920,400	(72,740)
26	S&P MID 400 EMINI	12-Dec	2,630,370	2,564,900	(65,470)
468	S&P500 EMINI	12-Dec	33,958,157	33,561,450	(396,707)
35	SILVER	12-Dec	5,870,750	6,050,975	180,225
39	SOYBEAN	13-Jan	3,196,474	3,125,362	(71,112)
86	SOYBEAN	12-Nov	6,785,500	6,884,300	98,800
54	SOYBEAN MEAL	12-Dec	2,617,190	2,629,260	12,070
14	SOYBEAN MEAL	13-Jan	700,880	677,460	(23,420)
30	SOYBEAN OIL	12-Dec	1,017,360	947,880	(69,480)
4	SOYBEAN OIL	13-Jan	136,668	127,200	(9,468)
36	SUGAR #11 (WORLD)	13-May	819,840	824,947	5,107
68	SUGAR #11 (WORLD)	13-Mar	1,562,019	1,555,187	(6,832)
482	US 10YR NOTE (CBT)	12-Dec	64,049,360	64,339,469	290,109
207	US 2YR NOTE (CBT)	12-Dec	45,634,297	45,649,969	15,672
487	US 5YR NOTE (CBT)	12-Dec	60,509,758	60,696,180	186,422
82	US LONG BOND(CBT)	12-Dec	12,316,852	12,248,750	(68,102)
16	US ULTRA BOND(CBT	12-Dec	2,675,531	2,643,500	(32,031)
87	WHEAT (CBT)	12-Dec	3,850,925	3,925,875	74,950
32	WHEAT (CBT)	13-Mar	1,446,225	1,459,600	13,375
69	WHEAT (KCB)	12-Dec	3,151,550	3,199,875	48,325
10	WHEAT (KCB)	13-Mar	462,412	469,750	7,338
					1,365,583

13,208	TOTAL LONG FUTURES CONTRACTS		2,349,113,747	2,350,987,482	1,873,735

SCHEDULE OF FINANCIAL FUTURES
SHORT FUTURES CONTRACTS

	AUSTRALIA
(19)	90-DAY BANK BILL	12-Dec	$ (19,563,583)	$ (19,569,100)	$ (5,517)

	CANADA
(3)	BANK ACCEPT	12-Dec	(752,237)	(752,745)	(508)

	HONG KONG
(29)	H-SHARES IDX	12-Oct	(1,832,325)	(1,843,119)	(10,794)

	JAPAN
(11)	TOPIX INDX	12-Dec	(1,026,860)	(1,037,070)	(10,210)

	MALAYSIA
(1)	CRUDE PALM OIL	13-Jan	(22,066)	(21,322)	744

	REPUBLIC OF KOREA
(186)	US DOLLAR	12-Oct	(1,885,752)	(1,862,711)	23,041

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012
SCHEDULE OF FINANCIAL FUTURES (continued)
SHORT FUTURES CONTRACTS
			Notional	Notional
No. of			Value at	Value at	Unrealized
Contracts	Name	Expiration	Trade date (a)	September 30, 2012 (a)	Gain/(Loss)
	SINGAPORE
(16)	FTSE CHINA A50	12-Oct	$ (110,580)	$ (116,720)	$ (6,140)

	UNITED KINGDOM
(23)	COCOA - LI	12-Dec	(638,597)	(606,473)	32,124
(158)	Euro CHF 3MO LIF	12-Dec	(42,025,351)	(42,034,422)	(9,071)
(6)	LME NICKEL	12-Jan	(590,871)	(666,000)	(75,129)
(1)	LME NICKEL	13-Mar	(103,428)	(111,210)	(7,782)
(2)	LME NICKEL	12-Nov	(193,266)	(221,508)	(28,242)
(1)	LME PRI ALUM	13-Jan	(57,888)	(52,950)	4,938
(56)	LME PRI ALUM	12-Nov	(2,637,870)	(2,945,950)	(308,080)
(1)	LME TIN	12-Nov	(104,000)	(109,300)	(5,300)
(2)	LME ZINC	12-Nov	(93,550)	(104,375)	(10,825)
(1)	LME ZINC	13-Mar	(46,600)	(52,969)	(6,369)
(4)	LME ZINC	13-May	(186,437)	(213,475)	(27,038)
(5)	WHITE SUGAR (LIF)	13-Mar	(136,795)	(140,675)	(3,880)
					(444,654)
	UNITED STATES
(1)	CATTLE FEEDER	13-Jan	(75,262)	(73,687)	1,575
(26)	CATTLE FEEDER	12-Nov	(1,914,313)	(1,876,550)	37,763
(2)	CATTLE FEEDER	12-Oct	(145,775)	(143,800)	1,975
(47)	CHF CURRENCY	12-Dec	(6,246,399)	(6,256,287)	(9,888)
(17)	COFFEE 'C'	12-Dec	(1,053,675)	(1,106,063)	(52,388)
(36)	COTTON NO.2	12-Dec	(1,293,600)	(1,271,700)	21,900
(205)	EURO FX CURR	12-Dec	(33,041,744)	(32,958,875)	82,869
(1)	FCOJ-A	13-Jan	(16,500)	(17,010)	(510)
(2)	FCOJ-A	12-Nov	(35,978)	(33,945)	2,033
(45)	LEAN HOGS	12-Dec	(1,283,570)	(1,327,500)	(43,930)
(15)	LEAN HOGS	13-Feb	(477,400)	(481,500)	(4,100)
(28)	LIVE CATTLE	12-Dec	(1,425,540)	(1,396,640)	28,900
(18)	LIVE CATTLE	13-Feb	(950,940)	(924,660)	26,280
(1)	LUMBER	12-Nov	(30,129)	(30,690)	(561)
(28)	NATURAL GAS	12-Dec	(928,320)	(1,012,200)	(83,880)
(52)	NATURAL GAS	12-Nov	(1,574,810)	(1,726,400)	(151,590)
(3)	ROUGH RICE (CBOT)	12-Nov	(94,280)	(92,850)	1,430
(37)	SUGAR #11 (WORLD)	13-Mar	(848,781)	(846,205)	2,576
(10)	US LONG BOND(CBT)	12-Dec	(1,455,937)	(1,493,750)	(37,813)
(4)	US ULTRA BOND(CBT	12-Dec	(636,625)	(660,875)	(24,250)
(10)	WTI CRUDE	12-Dec	(935,980)	(925,600)	10,380
(23)	WTI CRUDE	12-Nov	(2,115,230)	(2,120,370)	(5,140)
					(196,369)

(1,136)	TOTAL SHORT FUTURES CONTRACTS		(128,588,844)	(129,239,251)	(650,407)

		Total unrealized gain/(loss) on Futures			$ 1,223,328

(a)

This Schedule of Financial Futures provides the detail of futures contracts the Fund held as of the date of the financial statements, September 30, 2012. The amounts shown in column 4 ("Notional Value at Trade Date") and column 5 ("Notional Value at September 30, 2012") of this Schedule are the underlying reference amounts to stock exchange indices, equities and foreign currencies upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund's futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. Finally, the notional values as set forth within this Schedule of Financial Futures do not purport to represent economic value at risk to the Fund. The Fund is fully at risk for its investment in the commodity pools outlined elsewhere in this report, which totals approximately $46,389,205.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012
No of Contracts			Strike Price	Maturity	Market Value

	WRITTEN PUT OPTIONS - (0.0) %
(17)	NASDAQ 100 E-MINI		2770	Oct-12	$ (10,455)
(3)	S&P 500		1350	Dec-12	(13,200)
(3)	S&P 500		1415	Oct-12	(8,100)
	TOTAL WRITTEN PUT OPTIONS (Proceeds - $21,185)				$ (31,755)

Altegris Futures Evolution Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

ASSETS
Investment securities:
At cost	$ 175,107,756
At value	$ 179,313,010
Cash	41,536,005
Segregated cash at broker	25,746,520
Cash denominated in foreign currency (cost $5,198,497)	5,254,788
Unrealized appreciation on futures contracts	1,223,327
Interest receivable	1,021,352
Receivable for Fund shares sold	541,430
Receivable for securities sold	500,444
Prepaid expenses and other assets	94,052
TOTAL ASSETS	255,230,928

LIABILITIES
Management fees payable	696,398
Investment advisory fees payable	291,294
Payable for investments purchased	2,371,417
Payable for Fund shares repurchased	262,718
Overdraft due to broker denominated in foreign currency	81,280
Unrealized depreciation on forward foreign currency exchange contracts	68,877
Fees payable to other affiliates	39,707
Distribution (12b-1) fees payable	33,460
Options written, at value (proceeds $21,185)	31,755
Accrued expenses and other liabilities	117,098
TOTAL LIABILITIES	3,994,004
NET ASSETS	$ 251,236,924

Composition of Net Assets:
Paid in capital	$ 255,574,240
Accumulated net investment loss	(1,329,238)
Accumulated net realized loss from investments	(8,413,635)
Net unrealized appreciation of investments and foreign currency	5,405,557
NET ASSETS	$ 251,236,924

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 64,612,877
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	6,556,876
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)(b)	$ 9.85
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (c)	$ 10.46

Class C Shares (d):
Net Assets	$ 2,629,835
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	267,592
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.83

Class I Shares:
Net Assets	$ 94,991,904
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	9,634,679
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.86

Class N Shares:
Net Assets	$ 89,002,308
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	9,040,726
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.84

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.
(d) Class C Shares commenced operations on February 16, 2012.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period Ended September 30, 2012(a)

INVESTMENT INCOME
Interest	$ 2,814,258

EXPENSES
Advisor fees	1,884,803
Management fees	1,280,051
Incentive fees	85,740
Distribution (12b-1) fees:
Class A	73,205
Class C	6,237
Class N	83,042
Administrative services fees	259,411
Professional fees	85,435
Transfer agent fees	84,604
Registration fees	74,800
Accounting services fees	46,987
Trustees fees and expenses	40,201
Non 12b-1 shareholder servicing fees	20,485
Printing and postage expenses	20,010
Custodian fees	19,773
Organization expenses	19,000
Compliance officer fees	10,272
Interest expenses	9,751
Other expenses	25,850
TOTAL EXPENSES	4,129,657
Less: Fees waived by the Advisor	(198,844)
NET EXPENSES	3,930,813

NET INVESTMENT LOSS	(1,116,555)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Investments	767,199
Options contracts purchased	(26,726)
Foreign currency transactions	(58,322)
Futures contracts	(9,135,492)
Options contracts written	54,210
Forward foreign currency exchange contracts	255,529
Net Realized Gain/(Loss)	(8,143,602)

Net change in unrealized appreciation (depreciation) on:
Investments	4,201,009
Options contracts purchased	4,245
Foreign currency translations	56,422
Futures contracts	1,223,328
Options contracts written	(10,570)
Forward foreign currency exchange contracts	(68,877)
Net Change in Appreciation/(Depreciation)	5,405,557

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	(2,738,045)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (3,854,600)

(a)	The Altegris Futures Evolution Strategy Fund commenced operations on October 31, 2011 and Class C Shares commenced operations on February 16, 2012.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
September 30, 2012 (a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (1,116,555)
Net realized loss on investments and foreign currency	(8,143,602)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	5,405,557
Net decrease in net assets resulting from operations	(3,854,600)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(105,806)
Class C	(128)
Class I	(284,442)
Class N	(92,340)
Total distributions to shareholders	(482,716)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	77,348,438
Class C	2,796,986
Class I	130,389,368
Class N	101,328,160
Net asset value of shares issued in reinvestment of distributions:
Class A	83,965
Class C	127
Class I	184,941
Class N	89,140
Redemption fee proceeds:
Class A	6,462
Class C	152
Class I	8,991
Class N	7,301
Payments for shares redeemed:
Class A	(11,726,865)
Class C	(136,513)
Class I	(34,662,980)
Class N	(10,143,433)
Net increase from shares of beneficial interest transactions	255,574,240

NET INCREASE IN NET ASSETS	251,236,924

NET ASSETS
Beginning of Period	-
End of Period *	$ 251,236,924
*Includes accumulated net investment loss of:	$ (1,329,238)

SHARE ACTIVITY
Class A:
Shares Sold	7,724,791
Shares Reinvested	8,434
Shares Redeemed	(1,176,349)
Net increase in shares of beneficial interest outstanding	6,556,876

Class C:
Shares Sold	281,345
Shares Reinvested	13
Shares Redeemed	(13,766)
Net increase in shares of beneficial interest outstanding	267,592

Class I:
Shares Sold	13,036,123
Shares Reinvested	18,605
Shares Redeemed	(3,420,049)
Net increase in shares of beneficial interest outstanding	9,634,679

Class N:
Shares Sold	10,048,172
Shares Reinvested	8,984
Shares Redeemed	(1,016,430)
Net increase in shares of beneficial interest outstanding	9,040,726

(a)	The Altegris Futures Evolution Strategy Fund commenced operations on October 31, 2011 and Class C Shares commenced operations on February 16, 2012.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period (1)

		Class A	Class C (2)		Class I	Class N
		Period Ended	Period Ended		Period Ended	Period Ended
		September 30, 2012	September 30, 2012		September 30, 2012	September 30, 2012
Net asset value, beginning of period		$ 10.00	$ 10.13		$ 10.00	$ 10.00

Income (loss) from investment operations:
	Net investment gain/(loss) (3)	(0.10)	(0.12)		(0.07)	(0.11)
	Net realized and unrealized gain/(loss) on investments	0.00	(0.18)		(0.01)	0.00
Total from investment operations		(0.10)	(0.30)		(0.08)	(0.11)

Less distributions from:
	Net investment income	(0.05)	0.00	(4)	(0.06)	(0.05)
	Net realized gains	-	-		-	-
Total distributions		(0.05)	-		(0.06)	(0.05)

Redemption fees collected (4)		0.00	0.00		0.00	0.00

Net asset value, end of period		$ 9.85	$ 9.83		$ 9.86	$ 9.84

Total return (5,6,7)		(1.04)%	(2.93)%		(0.77)%	(1.15)%

Net assets, at end of period (000s)		$ 64,613	$ 2,630		$ 94,992	$ 89,002

Ratios including the expenses and income of AFES Fund Limited:
	Ratio of gross expenses to average net assets (8,9,10)	3.88%	4.63%		3.63%	3.88%
	Ratio of net expenses to average net assets (9,11)	3.72%	4.47%		3.47%	3.72%
	Ratio of net investment loss to average net assets (9,12)	(1.13)%	(1.95)%		(0.79)%	(1.22)%

Portfolio Turnover Rate (6)		99%	99%		99%	99%

(1)	The Fund commenced operations on October 31, 2011.
(2)	Class C Shares commenced operations on February 16, 2012.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4)	Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(6)	Not annualized.
(7)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(9)	Annualized for periods less than one full year.
(10)	Ratio of gross expenses to average net assets
	excluding the expenses and income of AFES Fund Limited:	2.41%	3.16%		2.16%	2.41%
(11)	Ratio of net expenses to average net assets
	excluding the expenses and income of AFES Fund Limited:	2.25%	3.00%		2.00%	2.25%
(12)	Ratio of net investment loss to average net assets
	excluding the expenses and income of AFES Fund Limited:	0.36%	(0.48)%		0.68%	0.25%

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2012

1.

ORGANIZATION AND CONSOLIDATION OF SUBSIDIARY

The Altegris Futures Evolution Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on October 31, 2011. The Fund’s investment objective is to seek long term capital appreciation.

The consolidated financial statements of the Fund include AFES Fund Limited (“AFES”), a wholly-owned and controlled subsidiary of which the Fund may invest up to 25% of its total assets. AFES invests in the global derivatives markets through the use of a separate controlled foreign corporation (“CFC”), Futures Evolution Ltd. (“FEL”). FEL, a wholly–owned subsidiary, is a closed-ended fund incorporated as an exempted company under the Companies Law of the Cayman Islands on September 8, 2011 and is a disregarded entity for US tax purpose. FEL uses one or more proprietary global macro trading programs (“global macro programs”), which are often labeled "managed futures" programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors (“CTAs”) registered with the U.S. Commodity Futures Trading Commission. Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments.

A summary of the Fund’s investment in AFES is as follows:

	Inception Date of AFES	AFES Net Assets at September 30, 2012	% Of Total Net Assets at September 30, 2012
AFES	10/31/2011	46,389,205	18.5%

The Fund offers Class A, Class C, Class I and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C and N shares of the Fund are offered at their NAV without an initial sales charge. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase.  Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.

Altegris Advisors, LLC (the “Advisor”) fair values AFES investments daily based on the CTA’s position information on a next-trading day basis. The Advisor applies current day pricing to the CTA positions calculating an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA.  The Advisor receives a daily CTA estimated profit and loss figure from the CTA which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to reviewing current prices and speaking with the CTA.  The Advisor then makes a final determination on the fair value NAV for each CTA, using either the Advisors estimate or the CTA’s estimate. The Advisors fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis.   For financial reporting purposes, at September 30, 2012, the NAV is calculated using the current market values of the Fund’s total consolidated assets as of the close of the regular trading session of the exchange or the close price at 4pm eastern time.

Options and Futures shall be valued at the close price at 4pm eastern time on the valuation date. Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (“Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Notes and Bonds	$ -	$ 176,099,148	$ -	$ 176,099,148
Short-Term Investments	3,199,287	-	-	3,199,287

Derivatives
Purchase options	$ 14,575	$ -	$ -	$ 14,575
Futures	5,435,318	-	-	5,435,318
Forward currency exchange contracts	-	374,397	-	374,397

Liabilities
Derivatives
Written options	$ (31,755)	$ -	$ -	$ (31,755)
Futures	(4,211,990)	-	-	(4,211,990)
Forward currency exchange contracts	-	(443,274)	-	(443,274)

* Refer to the Consolidated Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the period ended.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2012. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AFES is an exempted Cayman investment company. AFES has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AFES is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, AFES net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to the Fund are charged to the Fund.  Expenses, which are not readily identifiable to the Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the period ended September 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, Options, Futures and Foreign Exchange Contracts amounted to $178,420,769 and $35,649,588, respectively. For the period ended September 30, 2012, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $81,157,404 and $52,710,922, respectively.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Market risk Market risk: is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the schedule of investments.

Counterparty risk: Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that the majority of the Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Fund, with Newedge Group, (the “Prime Broker”) the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

 Liquidity risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments.  Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid.  As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

Currency risk: The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD. The Fund’s currency risk is managed on an ongoing basis by the various CTAs in accordance with policies and procedures in place and may consider hedging significant foreign currency exposure should the need arises.

Futures and forwards - Futures and forward contracts are commitments either to purchase or sell a designated financial instrument, currency, commodity or an index at a specified future date for a specified price and may be settled in cash or another financial asset. Futures are standardized exchange-traded contracts whereas forwards are individually traded over- the-counter contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Futures contracts have little credit risk because the counterparties are futures exchanges. Forward contracts result in credit exposure to the counterparty.

Futures and forward contracts both result in exposure to market risk based on changes in market prices relative to contracted amounts. Market risks arise due to the possible movement in foreign currency exchange rates, indices, and securities’ values underlying these instruments. In addition, because of the low margin deposits normally required in relation to notional contract sizes, a high degree of leverage may be typical of a futures or forward trading account. As a result, a relatively small price movement in an underlying of a futures or forward contract may result in substantial losses to the Fund. While forward contracts are generally subject to liquidity risk, futures trading may also be illiquid. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavorable positions and thus could be subject to substantial losses.

As of September 30, 2012 the following Forward Currency Exchange contracts were open:

Purchase Contracts *	Currency	Expiration Dates	Local Currency Amount Purchased	Cost (US $)	Fair Value	Unrealized Appreciation /(depreciation)
AUSTRALIAN DOLLAR	AUD	10/02-12/19/12	600,000	623,670	619,102	(4,568)
CHILEAN PESO	CLP	10/31/2012	427,424,338	900,000	895,570	(4,430)
CHINA YUAN RENMINBI	RMB	12/31-1/31/13	52,263,782	8,195,781	8,219,026	23,245
CZECH KORUNA	CZK	10/01-12/19/12	34,592,153	1,811,940	1,770,201	(41,739)
EURO	EUR	10/02-12/19/12	1,200,000	1,551,550	1,544,135	(7,415)
HUNGARY FORINT	HUF	10/02-12/19/12	868,514,329	3,946,955	3,876,396	(70,559)
INDIAN RUPEE	INR	10/31/2012	16,280,000	300,000	305,905	5,905
INDONESIAN RUPIAH	IDR	10/31/2012	5,698,900,000	600,001	591,741	(8,260)
MALAYSIAN RINGGIT	MYR	10/31/2012	1,840,190	600,000	600,129	129
NEW ZEALAND DOLLAR	NZD	10/02-12/19/12	630,900	520,856	521,458	602
NORWEGIAN KRONE	NOK	10/02-12/19/12	32,195,095	5,609,759	5,607,050	(2,709)
PHILIPPINO PESO	PHP	10/31/2012	33,240,000	800,000	795,814	(4,186)
POLISH ZLOTY	PLN	10/02-12/19/12	15,010,577	4,709,976	4,647,190	(62,786)
RUSSIAN ROUBLE	RUB	10/31-11/30/12	124,348,850	3,922,191	3,963,625	41,434
SINGAPORE DOLLAR	SGD	10/01/-12/19/2012	863,676	700,000	703,643	3,643
SOUTH AFRICAN RAND	ZAR	12/19/2012	10,821,134	1,300,000	1,286,830	(13,170)
SWEDISH KRONA	SEK	10/02-12/19/2012	31,923,875	4,834,629	4,851,441	16,812
TAIWAN DOLLAR	TWD	10/31/2012	26,398,300	900,000	900,497	497
TURKISH LIRA NEW	TRY	12/19/2012	4,019,446	2,200,000	2,212,972	12,972

				$ 44,027,308	$ 43,912,725	$ (114,583)

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

Sales Contracts *	Currency	Expiration Dates	Local Currency Amount Sold	Cost (US $)	Fair Value	Unrealized Appreciation /(depreciation)
AUSTRALIAN DOLLAR	AUD	10/02-12/19/2012	(500,000)	(520,856)	(516,033)	4,823
CHINA YUAN RENMINBI	RMB	12/31-01/31/2013	(6,968,921)	(1,095,780)	(1,096,844)	(1,064)
CZECH KORUNA	CZK	12/19/2012	(2,476,400)	(130,480)	(126,726)	3,754
EURO	EUR	10/02-12/19/2012	(15,400,000)	(20,034,460)	(19,821,256)	213,204
HUNGARY FORINT	HUF	10/02-12/19/2012	(57,297,000)	(257,200)	(256,894)	306
INDONESIAN RUPIAH	IDR	10/31/2012	(961,000,000)	(100,000)	(99,785)	215
NEW ISRAELI SHEKEL	ILS	12/19/2012	(802,080)	(200,000)	(204,033)	(4,033)
NEW ZEALAND DOLLAR	NZD	10/02-12/19/2012	(767,370)	(623,670)	(634,137)	(10,467)
NORWEGIAN KRONE	NOK	10/02-12/19/2012	(5,475,760)	(953,954)	(953,938)	16
POLISH ZLOTY	PLN	10/02-12/19/2012	(2,067,890)	(649,470)	(641,114)	8,356
RUSSIAN ROUBLE	RUB	10/31/2012	(103,148,411)	(3,122,191)	(3,291,301)	(169,110)
SINGAPORE DOLLAR	SGD	10/1/2012	(122,831)	(100,001)	(100,070)	(69)
SWEDISH KRONA	SEK	10/02-12/19/2012	(2,838,630)	(431,098)	(431,656)	(558)
TAIWAN DOLLAR	TWD	10/31/2012	(29,305,499)	(1,000,000)	(999,667)	333

				$ (29,219,160)	$(29,173,454)	$ 45,706

Total unrealized gain on forward foreign currency contracts						$ (68,877)

* For the purpose of this presentation, each cross-currency contract is shown as both a purchase and a sale against the US Dollar.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The number of option contracts written and the premiums received by the Fund for the period ended September 30, 2012, were as follows:

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2012:

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

Location on the Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investment securities	Options written, at Value
Interest rate contracts	Unrealized appreciation on futures
Currency	Unrealized appreciation on forward currency exchange contracts	Unrealized depreciation on forward currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2012:

Asset Derivatives Investment Value
	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate contracts	Total Value at September 30, 2012
Futures	$ 52,838	$ 438,452	$ 1,263,085	$ 3,680,943	$ 5,435,318
Purchased Options	14,575	-	-	-	14,575
Forward Contracts	-	374,397	-	-	374,397
	$ 67,413	$ 812,849	$ 1,263,085	$ 3,680,943	$ 5,824,290

Liability Derivatives Investment Value
	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate contracts	Total Value at September 30, 2012
Futures	$ (1,845,674)	$ (351,849)	$ (1,716,392)	$ (298,075)	$ (4,211,990)
Written Options	(31,755)	-	-	-	(31,755)
Forward Contracts	-	(443,274)	-	-	(443,274)
	$ (1,877,429)	$ (795,123)	$ (1,716,392)	$ (298,075)	$ (4,687,019)

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended September 30, 2012:

Derivative Investment Type

Location of Gain (Loss) on Derivatives

Equity/Currency/Commodity/

Net realized gain (loss) from futures contracts

    Interest rate contracts

Net realized gain (loss) from forward foreign currency exchange contracts

Net realized gain (loss) from option contracts purchased

Net realized gain (loss) from option contracts written

Appreciation (depreciation) on futures contracts

Appreciation (depreciation) on forward foreign currency exchange contracts

Appreciation (depreciation) on options contracts purchased

Appreciation (depreciation) on options contracts written

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the period ended September 30, 2012:

Realized gain/(loss) on derivatives recognized in the Statement of operations
Derivative Investment type	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate Contracts	Total Value at September 30, 2012
Futures	$ (1,357,701)	$ (3,944,979)	$ (5,093,172)	$ 1,260,360	$ (9,135,492)
Purchased Options	(26,726)	-	-	-	(26,726)
Written options	54,210				54,210
Forward Contracts	-	255,529	-	-	255,529
	$ (1,330,217)	$ (3,689,450)	$ (5,093,172)	$ 1,260,360	$ (8,852,479)

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate contracts	Total Value at September 30, 2012
Futures	$ (1,792,836)	$ 86,603	$ (453,307)	$ 3,382,868	$ 1,223,328
Purchased Options	4,245	-	-	-	4,245
Written options	(10,570)				(10,570)
Forward Contracts	-	(68,877)	-	-	(68,877)
	$ (1,799,161)	$ 17,726	$ (453,307)	$ 3,382,868	$ 1,148,126

The derivative instruments outstanding as of September 30, 2012 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

4. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

The business activities of the Fund, are overseen by the Board which is responsible for the overall management of the Fund. Altegris Advisors, L.L.C., serves as the Fund’s investment advisor (the “Advisor”). The Fund’s advisor delegates managements of the Fund’s Fixed Income strategy portfolio to DoubleLine Capital, L.P. who serves as the Sub-Advisor (the “Sub-Advisor”). The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the following annual rates: 1.75% on the first $1 billion, 1.60% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.50% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.40% on net assets greater than $2 billion and less than or equal to $2.5 billion,  1.30% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.15% on net assets greater than $3 billion. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, the Sub-Advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets. The Sub-Advisor is paid by the Advisor not the Fund.

The Fund's Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least October 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses (FEL) or extraordinary expenses such as litigation) will not exceed 2.25%, 3.00, 2.00% and 2.25% of the daily average net assets attributable to each of the Class A, Class C, Class I and Class N shares, respectively. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

During the period ended September 30, 2012, FEL engaged Winton Capital Management Limited (“WNTN”) and ISAM (UK) Limited (“ISAM”); each a CTA, to provide advisory services.

Pursuant to the terms of the Advisory Agreement with FEL, WNTN and ISAM are entitled to receive a management fee in arrears on a quarterly basis in respect of certain advisory and controlling services to each of the respective CTA portfolios. As compensation for its services and the related expenses borne by each CTA, the Fund agrees to pay a management fees and incentive fees, respective to each. Per Agreements for services rendered during the period ended September 30, 2012, the CTA’s, as a whole received, $1,280,051 in management fees and $85,740 in incentive fees of which $696,398 in management fees and $0 in incentive fees were payable at end of the period.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets attributable to Class A, Class C and Class N shares, respectively. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the period ended September 30, 2012, pursuant to the Plan, Class A, Class C and Class N shares paid $73,205, $6,237 and $83,042, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class N shares. The Distributor is an affiliate of GFS. During the period ended September 30, 2012, the Distributor received $162,600 and $17,296 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $24,745 and $119 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

The administration of FEL is performed by Maples Fund Services (Cayman) Limited (the “Administrator”). As compensation for its services and the related expenses borne by the Administrator, the Fund pays a fee computed on a monthly basis and paid quarterly, based on the Fund’s month end net asset value and is computed at the following rates: .10% on the first $100 million, .08% on net assets greater than $100 million and less than or equal to $200 million and .06% on net assets greater than $200 million.

The Fund is part of a series of Altegris Funds or (“Family”) comprised of the Fund, Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund and Altegris Equity Long Short Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

5.   REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs.  For the period ended September 30, 2012, Class A, Class C, Class I and Class N assessed redemption fees in the amounts of $6,462, $152, $8,991 and $7,301, respectively.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

Fiscal Year Ended
September 30, 2012
Ordinary Income	$ 482,716
Long-Term Capital Gain	-
$ 482,716

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October		Unrealized	Total
Ordinary	Long-Term	Loss	and Late Year	Other Book/	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	Tax Differences	(Depreciation)	Earnings/(Deficits)
$ 794,583	$ -	$ -	$ -	$ (8,171,561)	$ 3,371,857	$ (4,005,121)

Permanent book and tax differences, primarily attributable to adjustments for paydowns, resulted in reclassification for the period ended September 30, 2012 as follows: a decrease in accumulated net investment losses of $270,033 and an increase in accumulated net realized loss from security transactions of $270,033.

The RIC Modernization Act was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures.  The changes are generally effective for taxable years beginning after the date of enactment.

One of the most prominent changes addresses capital loss carry forwards.  Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.  Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund Section 2(a)(9) of the Act.  As of September 30, 2012, Genworth Financial Trust held 61% of the voting securities of Class N and Charles Schwab held approximately 42% of the voting securities Class I.

8.  NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. These amendments will not have a material impact on the Fund’s financial statements.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

9.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the date of issuance of these financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Northern Lights Fund Trust:

We have audited the accompanying consolidated statement of assets and liabilities of Altegris Futures Evolution Strategy Fund (the Fund), including the consolidated portfolio of investments, as of September 30, 2012, and the related consolidated statement of operations and the consolidated statements of changes in net assets for the period October 31, 2012 (commencement of operations) to September 30, 2012 and the consolidated financial highlights for each of the periods indicated therein. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and consolidated financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Altegris Futures Evolution Strategy Fund at September 30, 2012, the results of its operations and the consolidated changes in its net assets for the period from October 31, 2011 (commencement of operations) to September 30, 2012 and the consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

November 29, 2012

Altegris Futures Evolution Strategy Fund

EXPENSE EXAMPLES (Unaudited)

September 30, 2012

As a shareholder of the Altegris Futures Evolution Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Futures Evolution Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning April 1, 2012 and ending September 30, 2012.

Table 1.  Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading  “Expenses Paid During Period”.

Table 2.  Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Futures Evolution Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
Actual
Expenses		4/1/2012	9/30/2012	4/1/12 – 9/30/12
Class A	3.41%	$1,000.00	$990.60	$16.97
Class C	3.53%	$1,000.00	$987.20	$17.54
Class I	3.20%	$1,000.00	$992.80	$15.94
Class N	3.50%	$1,000.00	$990.70	$17.42
Table 2
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
Hypothetical
(5% return before expenses)		4/1/2012	9/30/2012	4/1/12 – 9/30/12
Class A	3.41%	$1,000.00	$1,007.95	$17.12
Class C	3.53%	$1,000.00	$1,007.35	$17.71
Class I	3.20%	$1,000.00	$1,009.00	$16.07
Class N	3.50%	$1,000.00	$1,007.50	$17.57

*  Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Approval of Advisory Agreement – Altegris Futures Evolution Strategy Fund

In connection with a regular meeting held on August 18, 2011, the Board of Trustees (the "Board") of the Northern Lights Fund Trust (the "Trust"), including a majority of the Trustees who are not interested persons of the Trust or interested persons of any party to the investment advisory agreement (the "Independent Trustees"), discussed the approval of an investment advisory agreement (the "Advisory Agreement") between Altegris Advisors, LLC (the "Adviser") and the Trust, on behalf of the Altegris Futures Evolution Strategy Fund (the "Fund"). In considering the proposed Advisory Agreement, the Board had previously received materials specifically relating to the Advisory Agreement from the Adviser. A representative of the Adviser presented information regarding the Fund, the Adviser and the Advisory Agreement to the Board; discussed the Adviser’s client base and assets under management; and was available to answer questions from the Trustees.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.  A presentation was given by a representative of the Adviser regarding the Fund's investment strategies.  The Board reviewed the materials provided by the proposed adviser related to the proposed Advisory Agreement.  The Trustees discussed the nature of the Adviser’s operations, the quality of their compliance infrastructure and the experience of their fund management personnel.  The Board noted that Altegris currently also serves as Adviser to Altegris Managed Futures Strategy Fund (“Altegris MFSF”) and Altegris Macro Strategy Fund (“Altegris  Macro”).  The Board then reviewed recent financial information for Altegris provided by the firm.  The Trustees concluded that the Fund’s Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  The Board considered the past performance of Altegris MFSF and Altegris Macro. The Board also reviewed other factors relating to the Adviser’s track record.  The Board concluded that the Adviser appears to be qualified to manage the Fund.

Fees and Expenses.  The Board noted that the Adviser proposed to charge the following annual advisory fees based on the average net assets of the Fund:

Net Assets	Advisory Fee
$1 billion and less	1.75%
Greater than $1 billion and less than or equal to $1.5 billion	1.60%
Greater than $1.5 billion and less than or equal to $2.0 billion	1.50%
Greater than $2.0 billion and less than or equal to $2.5 billion	1.40%
Greater than $2.5 billion and less than or equal to $3.0 billion	1.30%
Greater than $3 billion	1.15%

The Board noted that Altegris charges an advisory fee of 1.50% for each of Altegris MFSF and Altegris Macro.  The Board also compared the proposed advisory fee to the fees charged by a peer group of managed futures mutual funds, and noted that the Fund’s proposed advisory fee was higher than the average for the peer group.  The Board considered the small number of funds in the peer group and noted that the Fund is a more complex product to service because of the actively managed fixed-income component.  The Board then considered that the estimated net expense ratio for the Fund was 1.99%, which reflected the Adviser’s expense limitation agreement.  The Trustees noted that the Fund’s expense ratio was higher than the average expense ratio for a peer group of managed futures mutual funds.   However, the Trustees concluded that the Fund’s advisory fees, as well as its overall expense ratio, were acceptable in light of the services the Fund expected to receive from its Adviser the expense limitation agreement, and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale.  The Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is the potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, given the expected rapid growth of the Fund, the inclusion of breakpoints in the advisory fee was an appropriate way for the Adviser to share any such economies of scale with the Fund for the benefit of shareholders.

Profitability.  The Board considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits to be realized by the Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and the breakpoints in the advisory fee, the Adviser’s levels of profitability from its relationship with the Fund would not be excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structures are reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Approval of the Sub-Advisory Agreement

In connection with the August 18, 2011 regular meeting the Board, including a majority of the Independent Trustees, also considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between DoubleLine Capital LP (“DoubleLine” or the “Sub-Adviser) and the Trust, on behalf of the Fund.  In considering the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement from the Sub-Adviser.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Board reviewed the materials provided by the proposed Sub-Adviser related to the proposed Sub-Advisory agreement.  The Trustees discussed the nature of the Sub-Adviser’s operations, the quality of their compliance infrastructure and the experience of their fund management personnel.  The Board then reviewed financial information for DoubleLine provided by the firm.  The Trustees concluded that the Fund’s Sub-Adviser has the ability to provide a level of service consistent with the Board’s expectations.

 Performance.  The Board considered composite past performance figures for DoubleLine’s accounts which utilize its Core Fixed Income strategy, which would mirror one of the fixed income strategies used for the Fund.  The Board also reviewed composite past performance for DoubleLine’s Strategic MBS and Total Return MBS strategies relating to the Sub-Adviser’s track record.  The Board concluded that the Sub-Adviser appears to be qualified to manage the Fund.

Fees and Expenses.  The Board noted that the Adviser expects to pay DoubleLine with respect to the fixed-income portion of the Fund a fee equal to 0.30% of net assets under $50 million; 0.40% for net assets managed from $50 million to $100 million; and 0.49% for net assets over $100 million.  The Board also compared the sub-advisory fees to the fees charged by DoubleLine for its managed separate accounts.  The Board considered that the sub-advisory fee included a premium for the Sub-Adviser’s exclusive services to the Fund.  The Board also considered that the proposed sub-advisory fee schedule reflected a higher advisory fee at higher assets under management, which was due to the Sub-Adviser giving the Adviser concessions at lower asset amounts because the Adviser is less profitable at such amounts. The Trustees concluded that the Fund’s sub-advisory fees, as well as its overall expense ratio, were acceptable in light of the services the Fund the Board expects the Fund to receive from its Adviser and Sub-Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale.  The Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is the potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, given the expected rapid growth of the Fund, the inclusion of breakpoints in the advisory fee was an appropriate way for the adviser to share any such economies of scale with the Fund for the benefit of shareholders.

Profitability.  The Board considered the anticipated profits to be realized by the Sub-Adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.   The Trustees concluded that the Sub-Adviser’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion.  Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structures are reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Futures Evolution Strategy Fund

TRUSTEES AND OFFICERS (Unaudited)

September 30, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Altegris Futures Evolution Strategy Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

September 30, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Altegris Futures Evolution Strategy Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

September 30, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838.

9/30/12-Vs 1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C

1200 Prospect Street, Suite 550

La Jolla, CA 92037

SUB-ADVISOR

Doubleline Capital LP

333 South Grand Ave. Suite 1800

Los Angeles, CA 90071

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING:

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $18,000

(b)

Audit-Related Fees

2012 -  None

(c)

Tax Fees

2012 - $10,950

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 – $10,950

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/7/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/7/12